UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2005

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-09120	Public Service Enterprise Group Incorporated (a New Jersey Corporation) 80 Park Plaza P.O. Box 1171 Newark, New Jersey 07101-1171 (973) 430-7000	22-2625848
001-00973	Public Service Electric and Gas Company (a New Jersey Corporation) 80 Park Plaza P.O. Box 570 Newark, New Jersey 07101-0570 (973) 430-7000	22-1212800
000-49614	PSEG Power LLC (a Delaware Limited Liability Company) 80 Park Plaza-T25 Newark, New Jersey 07102-4194 (973) 430-7000	22-3663480
000-32503	PSEG Energy Holdings L.L.C. (a New Jersey Limited Liability Company) 80 Park Plaza-T20 Newark, New Jersey 07102-4194 (973) 456-3581	42-1544079

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On July 12, 2005, Public Service Enterprise Group Incorporated (“PSEG”) issued a press release concerning the announcement of executive leadership to be put in place subsequent to the merger of PSEG and Exelon Corporation (“Exelon”). The press release and a related organizational chart are attached to this report as Exhibits 99.1 and 99.2.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release of Public Service Enterprise Group Incorporated.
99.2	Organizational Chart of Exelon Electric and Gas

This Current Report on Form 8-K is being filed separately by PSEG, Public Service Electric and Gas Company ("PSE&G"), PSEG Power LLC ("Power"), PSEG Energy Holdings L.L.C. ("Holdings", and together with PSEG, PSE&G and Power, collectively, the “PSEG Registrants”). Information contained herein relating to any individual PSEG Registrant has been filed by such registrant on its own behalf. No individual PSEG Registrant makes any representation as to information relating to any other PSEG Registrant.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, for example, statements regarding benefits of the proposed merger of Exelon and PSEG, integration plans, and expected synergies, anticipated future financial and operating performance and results, including estimates for growth. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties, as well as other risks associated with the proposed merger, is included in the definitive joint proxy statement/prospectus that Exelon filed with the Securities and Exchange Commission on June 3, 2005 under Rule 424(b)(3) (Registration No. 333-122704). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PSEG undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

Additional Information

The definitive joint proxy statement/prospectus was mailed to shareholders on or around June 10, 2005. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EXELON, PSEG AND THE PROPOSED MERGER. Investors and security holders can obtain these materials and other documents filed with the SEC free of charge at the SEC's website, http://www.sec.gov. In addition, a copy of the definitive joint proxy statement/prospectus may be obtained free of charge from Exelon Corporation, Shareholder Services, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Public Service Enterprise Group Incorporated, Investor Relations, 80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101-1171.

The respective directors and executive officers of Exelon and PSEG and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s and PSEG’s directors and executive officers and other participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the definitive joint proxy statement/prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Enterprise Group Incorporated

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

July 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Electric and Gas Company

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

July 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSEG Power LLC

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

July 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSEG Energy Holdings L.L.C.

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

July 12, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Public Service Enterprise Group Incorporated.
99.2	Organizational Chart of Exelon Electric and Gas